PROXY STATEMENT

                             SCHEDULE 14A
                            (RULE 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
       PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                         EXCHANGE ACT OF 1934


Filed by the Registrant    (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

( )  Preliminary Proxy Statement
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
( )  Confidential, for Use of the Commission Only (as permitted by Rule
     14c-6(e)(2)
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                      THORNBURG INVESTMENT TRUST

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              (Name of Registrant as Specified in Its Charter)

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         (Name of Person(s) Filing Proxy Statement, if other than the
          Registrant)

Payment of filing fee (Check the appropriate box):

(X)  No fee required.
( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.
(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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(5)  Total fees paid:

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( )  Fee paid with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

                        THORNBURG INVESTMENT TRUST

                  Thornburg Limited Term Municipal Fund
             Thornburg California Limited Term Municipal Fund
                 Thornburg Intermediate Municipal Fund
             Thornburg New Mexico Intermediate Municipal Fund
              Thornburg Florida Intermediate Municipal Fund
              Thornburg New York Intermediate Municipal Fund
               Thornburg Limited Term U.S. Government Fund
                   Thornburg Limited Term Income Fund
                         Thornburg Value Fund
                  Thornburg International Value Fund
                      Thornburg Core Growth Fund
                Thornburg Investment Income Builder Fund

                          119 East Marcy Street
                        Santa Fe, New Mexico  87501

                            August 4, 2004

Dear Shareholder:

     A special meeting of the shareholders of Thornburg Investment Trust has been called for September 13, 2004, at which time the shareholders of the Trust will be asked to vote on the election of Trustees and ratification of the selection of PricewaterhouseCoopers, LLP as the Trust's independent registered public accounting firm.

     We urge you to spend a few minutes reviewing the enclosed Proxy Statement, and completing and returning the enclosed proxy card so that we receive your vote. Prompt return of proxy cards permits the Trust to avoid the cost of additional mailings to shareholders.

     You now may vote your proxy using any of the following methods:

     - By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

     - By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Follow the recorded instructions and have your control number from the proxy card available.

     - By Internet. Have your proxy card available. Go to the website listed on the proxy card. Follow the instructions on the website and have your control number from the proxy card available.

NOTE: You may receive more than one proxy package if you hold shares of the Funds in more than one account. You must return separate proxy cards for separate holdings.

                                   Sincerely,

                                   Garrett Thornburg
                                   ------------------------------------
                                   Chairman of Trustees, Thornburg
                                   Investment Trust

                      THORNBURG INVESTMENT TRUST


                 Thornburg Limited Term Municipal Fund
             Thornburg California Limited Term Municipal Fund
                 Thornburg Intermediate Municipal Fund
             Thornburg New Mexico Intermediate Municipal Fund
              Thornburg Florida Intermediate Municipal Fund
             Thornburg New York Intermediate Municipal Fund
               Thornburg Limited Term U.S. Government Fund
                   Thornburg Limited Term Income Fund
                          Thornburg Value Fund
                   Thornburg International Value Fund
                        Thornburg Core Growth Fund
                Thornburg Investment Income Builder Fund

                        119 East Marcy Street
                      Santa Fe, New Mexico 87501

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON SEPTEMBER 13, 2004

To the Shareholders of Thornburg Investment Trust

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") will be held at 119 East Marcy Street, Santa Fe, New Mexico 87501 on September 13, 2004 at 10:00 a.m. to elect Trustees of the Trust, to ratify the selection of PricewaterhouseCoopers LLP as the Trust's independent registered public accounting firm, and to transact such other business that may come before the Meeting.

     Shareholders of record as of the close of business on July 14, 2004 are entitled to notice of, and to vote at, the Meeting.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                                  By Order of the Trustees
     Date August 4, 2004
                                  Dawn B. Fischer
                                  -------------------------------------
                                  Secretary

     YOUR PROMPT ATTENTION TO THE ENCLOSED FORM OF PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                   INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

                                                   Control Number: -------
THORNBURG INVESTMENT TRUST

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
September 13, 2004

The undersigned shareholder of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") hereby appoints Dawn B. Fischer, George T. Strickland, and Leigh Moiola, and each of them, each with full power of substitution, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Trust, which shall be held on September 13, 2004 at 10:00 a.m. prevailing Mountain Time at the offices of Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501, and at any and all adjournments thereof, and at the meeting to vote all shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this card.



Your vote is important.  Please vote today.

1.   ELECTION OF TRUSTEES.

     FOR all nominees listed  <box>   WITHHOLD AUTHORITY  <box>
                                      to vote for all nominees invited
                                      below

INSTRUCTION: To withhold authority for an individual nominee, strike a line through the nominee's name in the list below.

     Garrett Thornburg
     David A. Ater              Brian J. McMahon
     David D. Chase             Owen Van Essen
     Eliot R. Cutler            James W. Weyhrauch
     Susan H. Dubin

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE FOR ALL OF THE NOMINEES.

2. TO RATIFY APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     FOR  <box>     AGAINST  <box>     ABSTAIN  <box>

The Trustees unanimously recommend a vote for this proposal.

3. In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES.

     If more than one of the proxies, or their substitutes, are present at the meeting or at any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all of the powers granted hereby. This proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned; in the absence of instructions, this proxy will be voted for the election of all nominees and for proposal 2.

     If you plan to attend the Meeting, please call 1-800-847-0200.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

IMPORTANT:  Please insert the date of signing.

Date:                  2004
     -----------------

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Signature of Shareholder

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Signature of Shareholder (if held jointly)

This proxy card should be signed exactly as your name(s) appear hereon. If an attorney, executor, guardian or in some representative capacity or as an officer of a corporation or other entity, please add title as such. By signing this proxy card, receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

                            PROXY STATEMENT

                    SPECIAL MEETING OF SHAREHOLDERS

                                  OF

                      THORNBURG INVESTMENT TRUST

                 Thornburg Limited Term Municipal Fund
            Thornburg California Limited Term Municipal Fund
                 Thornburg Intermediate Municipal Fund
             Thornburg New Mexico Intermediate Municipal Fund
               Thornburg Florida Intermediate Municipal Fund
              Thornburg New York Intermediate Municipal Fund
               Thornburg Limited Term U.S. Government Fund
                   Thornburg Limited Term Income Fund
                          Thornburg Value Fund
                    Thornburg International Value Fund
                       Thornburg Core Growth Fund
                 Thornburg Investment Income Builder Fund

                          119 East Marcy Street
                       Santa Fe, New Mexico 87501


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Thornburg Investment Trust (the "Trust") for use at the Trust's Special Meeting of Shareholders (the "Meeting") to be held at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico, on September 13, 2004 at 10:00 a.m. prevailing Mountain Time, and at any postponement or adjournment thereof.

     The Trustees have called the Meeting so that shareholders may consider the re-election of five of the current six Trustees (three of whom are not "interested persons" of the Trust, as that term is used in the Investment Company Act of 1940) and to consider the election of three additional Trustees (none of whom are "interested persons" of the Trust). Information about the current Trustees and the nominees is provided below. Shareholders also will consider at the meeting the ratification of selection of the Trust's independent registered public accounting firm.

      The Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and form of proxy are being mailed on or about August 4, 2004 to shareholders of record on July 14, 2004.

                           GENERAL MATTERS

     Any person giving a proxy may revoke it at any time prior to its use. Signed proxies received by the Trust in time for voting and not so revoked will be voted in accordance with the directions specified in the proxy.
If no instructions are given, the proxy will be voted in favor of all proposals, and at the discretion of the proxy holders, on any other matters which may properly come before the Meeting or any postponement or adjournment thereof. The Trustees do not know of any actions to be considered at the Meeting other than those referred to in the Notice of Special Meeting.

	A majority of the shares of each of the Trust's Funds, entitled to vote in person or by proxy will be required to constitute a quorum at the Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining the existence of a quorum.

	Each nominee to serve as Trustee of the Trust must be elected by a plurality of the shares of each Fund voted in person or by proxy. Ratification of the selection of the independent registered public accounting firm must be approved by a majority of the shares of each Fund voted in person or by proxy on the matter. Abstentions and broker non-votes will not be counted and will have no effect on the result of the vote. The Trust expects that broker dealer firms holding shares of the Funds for their customers will request voting instructions from their customers. If these instructions are not received from customers by the date specified in a request for instructions, the Trust understands that rules applicable to the broker dealers permit them to vote on the proposals on behalf of their customers. Certain broker dealers may exercise discretion over shares held in their names for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

     If a quorum is present at the Meeting, but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will be approved if the votes cast in favor of adjournment exceed the votes cast opposing the adjournment. It is anticipated that the persons named as proxies will vote in favor of any such adjournment.

     Costs of soliciting proxies will be borne by the Trust. In addition to solicitation of proxies by use of the mails, some of the officers of the Trust and persons affiliated with Thornburg Investment Management, Inc., the investment adviser to the Trust, and Thornburg Securities Corporation, the distributor of shares of the Trust, may, without separate remuneration, solicit proxies personally or by telephone, telegram or facsimile transmission. The Trust also may retain D. F. King & Co., Inc., a professional proxy solicitor, or another professional proxy solicitor to assist in soliciting proxies. The solicitor's fee is estimated at $5,000 to $10,000, plus expenses, depending upon the extent of the solicitor's activities.

     On July 14, 2004, the record date for the determination of shareholders entitled to vote at the Meeting, there was an aggregate of 397,557,102.565 shares entitled to vote, constituting all of the outstanding voting securities of the Trust, and the issued and outstanding shares for each class of each Fund were as follows:

Fund                                   Share Class    Shares Outstanding
----                                   -----------    ------------------
Thornburg Limited Term Municipal Fund  Class A        76,378,094.351
                                       Class C        11,334,963.053
                                       Class I        16,379,952.419

Thornburg California Limited Term
  Municipal Fund                       Class A        10,146,050.518
                                       Class C         1,734,558.524
                                       Class I         1,825,218.418

Thornburg Intermediate Municipal Fund  Class A        26,723,663.262
                                       Class C         4,433,273.914
                                       Class I         1,538,644.432

Thornburg New Mexico Intermediate
  Municipal Fund                       Class A        16,197,332.726
                                       Class D         1,013,617.496

Thornburg Florida Intermediate
  Municipal Fund                       Class A         4,549,565.657

Thornburg New York Intermediate
  Municipal Fund                       Class A         3,430,606.317

Thornburg Limited Term U.S.
  Government Fund                      Class A        12,533,743.661
                                       Class B           176,541.632
                                       Class C         3,509,993.878
                                       Class I           943,800.783
                                       Class R-1          30,948.089

Thornburg Limited Term Income Fund     Class A        17,935,682.581
                                       Class C         5,027,192.457
                                       Class I         7,172,225.025
                                       Class R-1          43,043.720

Thornburg Value Fund                   Class A        39,645,993.197
                                       Class B         3,535,198.036
                                       Class C        18,115,066.894
                                       Class I        13,092,015.732
                                       Class R-1         190,768.131



Thornburg International Value Fund     Class A        43,736,404.410
                                       Class B         1,098,913.186
                                       Class C        12,120,678.528
                                       Class I        13,021,135.480
                                       Class R-1         344,588.505

Thornburg Core Growth Fund             Class A         3,884,355.451
                                       Class C         1,407,232.583
                                       Class I         1,644,957.246
                                       Class R-1               5.590

Thornburg Investment Income
Builder Fund                           Class A        13,053,333.485
                                       Class C         8,156,701.728
                                       Class I         1,451,041.470

     Each full share of the Company outstanding on the record date is entitled to one full vote and each fractional share outstanding on that date is entitled to a proportionate share of one vote.

     If any proposal is not approved as described, the Trustees will consider what appropriate action must be taken.

     THE TRUST WILL FURNISH A COPY OF THE FUNDS' MOST RECENT ANNUAL REPORTS AND SEMIANNUAL REPORTS WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING THE REPORTS BY TELEPHONING THE TRUST AT (800) 847-0200 OR WRITING TO THE TRUST AT 119 EAST MARCY STREET, SANTA FE, NEW MEXICO 87501.

PROPOSAL ONE:  ELECTION OF TRUSTEES

     The table below displays information concerning each of the nominees for election as a Trustee of the Trust. Each nominee has consented to serve as a Trustee. Because the Trust does not hold annual meetings, each Trustee will hold office for an indeterminate period of time, until the Trustee's retirement or resignation, or until the election and qualification of a successor Trustee. Messrs. Thornburg, Ater, Chase, McMahon and Weyhrauch are currently Trustees, and have served in that capacity since originally elected or appointed to serve. Mr. Cutler, Ms. Dubin and Mr. Van Essen were nominated to fill vacancies created by an increase to the number of Trustees. Mr. Cutler, Ms. Dubin and Mr. Van Essen are standing for election for the first time. One of the Trust's current Trustees, Forrest S. Smith, will not stand for election at the Meeting because of his scheduled retirement on December 31, 2004 in accordance with the Trust's Bylaws. Mr. Smith is expected to continue his service as a Trustee until his scheduled retirement.

     Mr. Cutler, Ms. Dubin and Mr. Van Essen were nominated to stand for election by the Trust's Nominating Committee, which is comprised of the Trust's current independent Trustees and which is charged by the Trustees with the nomination of persons to serve as independent Trustees. The functions of the Nominating Committee are described below under the caption "Committees of the Trustees." The nominations of Ms. Dubin and Mr. Van Essen were recommended to the Nominating Committee by independent Trustees of the Trust, and Mr. Cutler's nomination was recommended by an interested Trustee who is affiliated with the investment adviser.

     A shareholder using the enclosed Proxy may vote for or against any or all of the nominees. IF THE PROXY CARD IS PROPERLY EXECUTED BUT UNMARKED, IT WILL BE VOTED FOR ALL OF THE NOMINEES. The eight nominees receiving the highest number of votes cast at the meeting shall be elected, provided that a quorum is present. Each of the nominees has consented to be named as a nominee in the Proxy Statement. The Trustees have no reason to believe that any of the nominees will become unavailable for election as a Trustee, but if that should occur before the Meeting, proxies will be voted for persons recommended by the Trustees, in the discretion of the individuals holding the proxies.

INTERESTED TRUSTEES(1)
                                            Number of
                                            Funds in
                                            Thornburg
                                            Funds Complex    Other
Name, Age and                 Length of     Overseen by      Directorships
Address         Position      Service       Trustee (2)      Held
-------------   ------------- ------------- ---------------- -------------
GARRETT         Chairman of   Since 1987    Twelve           See
THORNBURG (58)  Trustees                                     Principal
(3)                                                          Occupations
150 Washington                                               below
Ave, Santa Fe,
NM 87501

Principal Occupations During Past Five Years:

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment adviser) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company); Chief Executive Officer and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.)
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                                            Number of
                                            Funds in
                                            Thornburg
                                            Funds Complex    Other
Name, Age and                 Length of     Overseen by      Directorships
Address         Position      Service       Trustee (2)      Held
-------------   ------------- ------------- ---------------- -------------
BRIAN J.        Trustee;      Trustee since Twelve           None
McMAHON (48)(4) President     2001; Presi-
119 East                      dent since
Marcy St.,                    1997
Santa Fe, NM



Principal Occupations During Past Five Years:

President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc.
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INDEPENDENT TRUSTEES AND
NOMINEES TO SERVE AS INDEPENDENT TRUSTEES(1)
                                            Number of
                                            Funds in
                                            Thornburg
                                            Funds Complex    Other
Name, Age and                 Length of     Overseen by      Directorships
Address         Position      Service       Trustee (2)      Held
-------------   ------------- ------------- ---------------- -------------
DAVID A. ATER   Trustee       Trustee since Twelve           Director of
(59), 119 East                1994                           Thornburg
Marcy Street,                                                Mortgage,
Santa Fe, NM                                                 Inc. (real
87501                                                        estate in-
                                                             vestment
                                                             trust)

Principal Occupations During Last Five Years:

Principal in Ater & Ater Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate) owner, developer and broker for various real estate projects.
_________________________________________________________________________

                                            Number of
                                            Funds in
                                            Thornburg
                                            Funds Complex    Other
Name, Age and                 Length of     Overseen by      Directorships
Address         Position      Service       Trustee (2)      Held
-------------   ------------- ------------- ---------------- -------------
DAVID D.        Trustee       Trustee since Twelve           None
CHASE (63)                    2001
119 East
Marcy St.,
Santa Fe,
NM  87501



Principal Occupations During Last Five Years:

Chairman, President and CEO and General Partner of Vestor Partners, LP, Santa Fe, New Mexico (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, New Mexico (merchant bank).
_________________________________________________________________________
                                            Number of
                                            Funds in
                                            Thornburg
                                            Funds Complex    Other
Name, Age and                 Length of     Overseen by      Directorships
Address         Position      Service       Trustee (2)      Held
-------------   ------------- ------------- ---------------- -------------
JAMES W.        Trustee       Trustee since Twelve           None
WEYHRAUCH (45)                1996
119 East
Marcy Street,
Santa Fe, NM
87501

Principal Occupations During Last Five Years:

Executive Vice President and Director to 2002, and since 2002 Vice Chairman and Chief Executive Officer of Nambe Mills, Santa Fe, New Mexico (manufacturer).
_________________________________________________________________________
                                            Number of
                                            Funds in
                                            Thornburg
                                            Funds Complex    Other
Name, Age and                 Length of     Overseen by      Directorships
Address         Position      Service       Trustee (2)      Held
-------------   ------------- ------------- ---------------- -------------
ELIOT R.        Nominee to    N/A           None             Director of
CUTLER (57)     serve as                                     Thornburg
119 East        Trustee                                      Mortgage,
Marcy Street,                                                Inc. (real
Santa Fe, NM                                                 estate in-
87501                                                        vestment
                                                             trust)

Principal Occupations During Last Five Years:

Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law
firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.
_________________________________________________________________________



                                            Number of
                                            Funds in
                                            Thornburg
                                            Funds Complex    Other
Name, Age and                 Length of     Overseen by      Directorships
Address         Position      Service       Trustee (2)      Held
-------------   ------------- ------------- ---------------- -------------
SUSAN H.        Nominee to    N/A           None             None
DUBIN (55)      serve as
3 Woodside Dr.  Trustee
Greenwich, CT
06830

Principal Occupations During Last Five Years:

President of Dubin Investments, Ltd., Greenwich, Connecticut (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.) New York, 1976-1996.
_________________________________________________________________________
                                            Number of
                                            Funds in
                                            Thornburg
                                            Funds Complex    Other
Name, Age and                 Length of     Overseen by      Directorships
Address         Position      Service       Trustee (2)      Held
-------------   ------------- ------------- ---------------- -------------
OWEN VAN ESSEN  Nominee to    N/A           None             None
(50)            Serve as
119 East Marcy  Trustee
Santa Fe, NM
87501

Principal Occupations During Last Five Years:

President of Dirks, Van Essen & Murray, Santa Fe, New Mexico (newspaper mergers and acquisitions).
__________________________________________________________________________
                                            Number of
                                            Funds in
                                            Thornburg
                                            Funds Complex    Other
Name, Age and                 Length of     Overseen by      Directorships
Address         Position      Service       Trustee (2)      Held
-------------   ------------- ------------- ---------------- -------------
FORREST S.       Trustee      Trustee since   12              None
SMITH (74)(5)                 1987
119 East
Marcy Street
Santa Fe, NM
87501



Principal Occupations During Last Five Years:

Attorney in private practice, Catron, Catron & Pottow, Santa Fe, New
Mexico.
_________________________________________________________________________

(1) Certain persons may be considered under the Investment Company Act of 1940 to be "interested" persons of the Trust, because of their relationship to the investment adviser or the distributor of the Funds' shares, or for other reasons. Mr. Thornburg and Mr. McMahon are considered interested persons, as explained in notes (3) and
      (4), below. The other persons standing for election are not considered "interested," and for purposes of this Proxy Statement are identified as "independent" Trustees.

(2) The Thornburg Funds complex is comprised of 12 separate investment portfolios or "Funds," each of which is a series of Thornburg Investment Trust (the "Trust"). Until June 21, 2004, two of the Funds, Thornburg Limited Term Municipal Fund and Thornburg California Limited Term Municipal Fund, were organized as series of Thornburg Limited Term Municipal Fund, Inc., a separate registered investment company (the "Company"). On June 21, 2004, the two series of the Company were reorganized as Funds of the Trust. Mr. Thornburg, Mr. Chase and Mr. Cutler were Directors of the Company.

(3) Mr. Thornburg is considered an "interested" Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment adviser to the 12 Funds of the Trust, and is sole director and controlling shareholder of Thornburg Securities Corporation, the distributor for shares of the Trust.

(4) Mr. McMahon is considered an "interested" Trustee under the Investment Company Act of 1940 because he is the president of Thornburg Investment Management, Inc.

(5) Mr. Smith is retiring on December 31, 2004 and is not standing for reelection.

Trustee Ownership of Securities Issued by the Trust
---------------------------------------------------

The following tables show the dollar range of the equity securities of Thornburg Investment Trust beneficially owned by each of the individuals nominated, as of July 12, 2004:

Interested Trustees:
                                            Dollar Range of
Name of Trustee     Name of Fund            Securities of each Fund
---------------     ----------------        --------------------------

Garrett Thornburg   Thornburg Limited Term  Over $100,000  over $100,000
                    Municipal Fund
                    Thornburg New Mexico    Over $100,000
                    Intermediate Municipal
                    Fund

                    Thornburg Limited Term  Over $100,000
                    U.S. Government Fund

                    Thornburg Value Fund    Over $100,000

                    Thornburg International
                    Value Fund              Over $100,000

                    Thornburg Core Growth
                    Fund                    Over $100,000

                    Thornburg Investment
                    Income Builder Fund     Over $100,000

Brian J. McMahon    Thornburg Limited Term
                    Municipal Fund          Over $100,000    over $100,000

                    Thornburg Intermediate
                    Municipal Fund          Over $100,000

                    Thornburg New Mexico
                    Intermediate Municipal  Over $100,000
                    Fund

                    Thornburg Limited Term  $50,001-
                    U.S. Government Fund    $100,000

                    Thornburg Value Fund    Over $100,000

                    Thornburg International
                    Value Fund              Over $100,000

                    Thornburg Core Growth
                    Fund                    Over $100,000

                    Thornburg Investment
                    Income Builder Fund     Over $100,000

Independent Trustees and Nominees:

                                         Dollar Range of
Name of Trustee  Name of Fund            Securities in Fund
---------------  ----------------        -------------------------
David A. Ater    Thornburg New Mexico    $50,000-$100,000
                 Intermediate Municipal
                 Fund

                 Thornburg Value Fund    $10,000-$50,000   Over $100,000

                 Thornburg Core Growth
                 Fund                    $10,000-$50,000

                 Thornburg Investment    $50,000-$100,000
                 Income Builder Fund

David D. Chase   Thornburg Value Fund    $10,000-$50,000   over-$100,000

                 Thornburg International
                 Value Fund              $10,000-$50,000

                 Thornburg Core Growth
                 Fund                    $10,000-$50,000

                 Thornburg Investment
                 Income Builder Fund     $10,000-$50,000

James W.         Thornburg Value Fund    $50,000-$100,000  over-$100,000
Weyhrauch
                 Thornburg International
                 Value Fund              $10,000-$50,000

                 Thornburg Core Growth
                 Fund                    $10,000-$50,000

                 Thornburg Investment
                 Income Builder Fund     $10,000-$50,000

Eliot R. Cutler  Thornburg Limited Term  $1-$10,000        $1-$10,000
                 Municipal Fund

Susan H. Dubin   None                                      None

Owen Van Essen   None                                      None

Forrest S. Smith Thornburg New Mexico    Over-$100,000     Over-$100,000
                 Intermediate Municipal
                 Fund

                 Thornburg Limited Term  $10,000-$50,000
                 Income Fund

                 Thornburg Value Fund    $10,000-$50,000

                 Thornburg               $1-$10,000
                 International Value
                 Fund

Meetings of the Trustees
------------------------

     The Trustees generally meet at least four times in each calendar year, to review the operations of the Funds, oversee the services provided by the Funds' investment adviser, review and consider compliance issues respecting the Funds, and to consider other topics pertaining to the Funds' management. The Trustees met four times in the fiscal year that ended September 30, 2003. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings conducted by the Trustees and the total number of meetings held by the committees on which the Trustee served. The Trust does not currently have a policy respecting Trustees' attendance of annual shareholders meetings, because the Trust does not hold annual meetings.

Compensation of Trustees
------------------------

     The Trustees affiliated with the investment adviser serve without any compensation from the Trust. Commencing with the second calendar quarter of 2004, the Trust pays each Trustee who is not an employee of the investment adviser or an affiliated person an annual fee of $20,000 plus $1,000 for each meeting of the Trustees attended by the Trustee. In addition, the Trust pays a $4,000 annual stipend to each member of the audit committee, payable in quarterly installments, pays an annual stipend of $2,000 to the audit committee chairman, and pays each member of the audit committee a fee of $1,000 per meeting attended in excess of four per year. The Trust reimburses each Trustee for travel and out-of-pocket expenses incurred by the Trustee in connection with attending meetings. The Trust does not pay retirement or pension benefits.

     The Trust paid fees to the Trustees during the year ended September 30, 2003 as follows:

                         Pension or
                         Retirement      Estimated      Total
           Aggregate     Benefits        Annual         Compensation
           Compensation  Accrued as      Benefits       from Trust and
Name of    from          Part of         Upon           Fund Complex
Trustee    Trust         Fund Expenses   Retirement     Paid to Trustee(1)
--------   ------------  -------------   -------------  ------------------
Garrett
Thornburg         0              0                 0              0

Brian J.
McMahon           0              0                 0              0

David A.
Ater        $18,000              0                 0        $18,000

David D.
Chase       $14,000              0                 0        $27,000

Forrest S.
Smith       $18,000              0                 0        $18,000

James W.
Weyhrauch   $18,000              0                 0        $18,000

(1) The Fund Complex formerly included Thornburg Limited Term Municipal
    Fund, Inc. (the "Company") and the Trust. The Company comprised two separate series, "Thornburg Limited Term Municipal Fund National
    Portfolio" and "Thornburg Limited Term Municipal Fund California
    Portfolio," until June 21, 2004, when those two funds were reorganized as Funds of the Trust. Mr. Chase was both a Director of the Company and a Trustee of the Trust.

Interests of Trustees or Nominees in Certain Transactions
---------------------------------------------------------

     Eliot Cutler, who is a nominee for election as an independent Trustee, was president of Capitol Ventures, Inc., which was a general partner of Lease Fund Partners. Until September 30, 2002, Lease Fund Partners was entitled to receive from Thornburg Investment Management, Inc. ("Thornburg"), a share of the revenue Thornburg received from Thornburg Limited Term Municipal Fund, Inc. (the "Company"), a separate investment company with two series or "funds" as to which Thornburg was the investment adviser. Lease Fund Partners also was entitled to receive from Thornburg Securities Corporation ("TSC"), the distributor of the Funds, a share of the revenue TSC received from the Company. In the fiscal year ended September 30, 2002, Mr. Cutler and family members received an aggregate of $7,656 in payments under this arrangement. On September 30, 2002, Lease Fund Partners relinquished its interest in these revenues in exchange for a consideration of approximately $1,000,000, and the interest of Mr. Cutler and his family in the consideration received was $62,500. On June 21, 2004, the two series of the Company were reorganized as Funds of Thornburg Investment Trust.

Committees of the Trustees
--------------------------

Audit Committee
---------------

     The Trustees have an Audit Committee, which is currently comprised of the four Trustees who are not interested persons, Mr. Smith (Chairman), Mr. Ater, Mr. Weyhrauch and Mr. Chase. The Audit Committee discharges its duties in accordance with an audit committee charter, which provides that the Committee will (i) evaluate performance of the Trust's auditors, (ii) review planning, scope and staffing of audits, (iii) review results of audits with the auditors, (iv) receive and review reports from auditors respecting auditor independence, and (v) require the Trust's legal counsel to report to the Committee any matter which may have a significant effect on any of the Trust's financial statements. The Audit Committee is responsible for the selection of the Funds' independent registered public accounting firm which audits the annual financial statements of each Fund. The Audit Committee evaluates the independence of the independent registered public accounting firm based on information provided by the accounting firm and the investment adviser, and meets with representatives of the independent registered public accounting firm and the investment adviser to discuss, consider and review matters related to the Funds' accounting and financial reports. A copy of the Trust's Audit Committee Charter accompanies this Proxy Statement as Appendix A. The Committee held five meetings in the Trust's fiscal year ended September 30, 2003. Additional information about the Trust's independent registered public accounting firm and the compensation of the independent registered public accounting firm are provided below under the caption "PROPOSAL TWO."

Nominating Committee
--------------------

     The Trustees have a Nominating Committee, which is comprised of the four Trustees who are not interested persons, Mr. Chase, Mr. Ater, Mr. Smith and Mr. Weyhrauch. The Nominating Committee discharges its duties in accordance with a nominating committee charter, which provides that the Committee will select and nominate individuals for election as Trustees of the Trust who are not interested persons.

     In selecting and nominating individuals to serve as independent Trustees, the Committee places primary emphasis on these criteria: (i) judgment, character, expertise, skills and knowledge useful to the oversight of the Trust's business and activities; (ii) diversity of viewpoints, backgrounds, experiences and other characteristics; (iii) business, educational or other relevant experience; and (iv) the extent to which the interplay of a candidate's expertise, skills, knowledge and experience with that of other Trustees will comprise a board of Trustees that is effective, collegial and responsive to the needs of the Trust and its shareholders. The Nominating Committee conducted no meetings in the Trust's fiscal year ended September 30, 2003.

     Where there is a vacancy among the Trustees, the Nominating Committee receives and reviews information on potential nominees. To date, the Committee has been able to identify, and expects in the future to be able to identify, from its own resources (including recommendations from members of the Committee) qualified candidates for evaluation as potential nominees. The Nominating Committee also is authorized to consider candidates recommended by shareholders in accordance with the Trust's Procedure for Shareholder Communications to Trustees. The Committee will evaluate candidates recommended by shareholders using the same criteria as other candidates identified to the Committee. See the information respecting shareholder communications to Trustees below, under the caption "ADDITIONAL INFORMATION ABOUT THE TRUST-Communications With the Trustees." A copy of the Trust's Nominating Committee Charter accompanies this Proxy Statement as Appendix B.

Executive Officers of the Trust
-------------------------------

    The following table shows the executive officers of the Trust. The address of each person shown is 119 East Marcy Street, Santa Fe, New Mexico 87501. The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees. Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.



Name, Age                  Position              Length of Service
--------                   --------              -----------------
Brian J. McMahon, 48       Trustee; President    Trustee Since 2001;
                                                 President Since 1997

Principal Occupations During Last Five Years: Mr. McMahon is a nominee for election as an interested Trustee. Please refer to the table above under the caption "INTERESTED TRUSTEES".
_________________________________________________________________________
Name, Age                  Position              Length of Service
--------                   --------              -----------------
Dawn B. Fischer, 57        Secretary             Secretary Since 1987

Principal Occupations During Last Five Years: Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. (registered investment company) until 2004; Secretary, Thornburg Securities Corporation; Vice President Daily Tax Free Income Fund, Inc. (registered investment company).
_________________________________________________________________________
Name, Age                  Position              Length of Service
--------                   --------              -----------------
Steven J. Bohlin, 45       Vice President;       Vice President Since
                           Treasurer             1987; Treasurer Since
                                                 1989

Principal Occupations During Past Five Years:

Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) until 2004.
_________________________________________________________________________
Name, Age                  Position              Length of Service
--------                   --------              ---------------------
George T. Strickland, 41   Vice President        Vice President Since 1996

Principal Occupations During Past Five Years:

Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. until 2004 and Treasurer 2003-2004.
_________________________________________________________________________
Name, Age                  Position              Length of Time Served
--------                   --------              ---------------------
William V. Fries, 65       Vice President        Vice President Since 1995

Principal Occupations During Past Five Years:

Vice President and Managing Director of Thornburg Investment Management,
Inc.
_________________________________________________________________________


Name, Age                  Position              Length of Service
--------                   --------              -----------------
Leigh Moiola, 37           Vice President        Vice President Since 2001

Principal Occupations During Past Five Years:

Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999-2004.
_________________________________________________________________________
Name, Age                  Position              Length of Service
--------                   --------              -----------------
Kenneth Ziesenheim, 50     Vice President        Vice President Since 1995

Principal Occupations During Past Five Years:

Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. until 2004.
_________________________________________________________________________
Name, Age                  Position              Length of Service
--------                   --------              -----------------
Alexander Motola, 34       Vice President        Vice President Since 2001

Principal Occupations During Past Five Years:

Managing Director of Thornburg Investment Management, Inc. Since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995-2000.
_________________________________________________________________________
Name, Age                  Position              Length of Service
--------                   --------              -----------------
Wendy Trevisani, 33        Vice President        Vice President Since 1999

Principal Occupations During Past Five Years:

Managing Director of Thornburg Investment Management, Inc., Associate of Thornburg Investment Management, Inc. 1999-2003 and Vice President since 2000 and Managing Director since 2004; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999-2002; Sales Representative, Solomon Smith Barney 1996-1999.
_________________________________________________________________________
Name, Age                  Position              Length of Service
--------                   --------              -----------------
Joshua Gonze, 41           Vice President        Vice President Since 1999

Managing Director of Thornburg Investment Management, Inc., Principal Occupations During Past Five Years:

Associate of Thornburg Investment Management, Inc., and Vice President since 1999; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999-2004.
_________________________________________________________________________


Name, Age                  Position              Length of Service
--------                   --------              -----------------
Brad Kinkelaar, 36         Vice President        Vice President Since 1999

Principal Occupations During Past Five Years:

Managing Director of Thornburg Investment Management, Inc., Assistant Portfolio Manager of Thornburg Investment Management, Inc. since 1999; Vice President of Thornburg Limited Term Municipal Fund, Inc. 2001-2002; Equity Investment Analyst, State Farm Insurance Companies 1996-1999.
_________________________________________________________________________
Name, Age                  Position              Length of Service
--------                   --------              -----------------
Kerry D. Lee, 37           Vice President        Vice President Since 1999

Principal Occupations During Past Five Years:

Associate of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999-2004.
_________________________________________________________________________
Name, Age                  Position              Length of Service
--------                   --------              -----------------
Sasha Wilcoxon, 29         Vice President        Vice President Since 2003

Principal Occupations During Past Five Years:

Associate of Thornburg Investment Management, Inc. since 2000, and Mutual Fund Support Service Department Manager since 2002.
_________________________________________________________________________
Name, Age                  Position              Length of Service
--------                   --------              -----------------
Christopher Ihlefeld, 33   Vice President        Vice President Since 2003

Principal Occupations During Past Five Years:

Associate and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 2003-2004.
_________________________________________________________________________
Name, Age                  Position              Length of Service
--------                   --------              -----------------
Leon Sandersfeld, 37       Vice President        Vice President Since 2003

Principal Occupations During Past Five Years:

Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998-2002.
_________________________________________________________________________



                                PROPOSAL 2

                  RATIFICATION OF SELECTION OF INDEPENDENT
                     REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee and Trustees have selected the firm of PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm for the fiscal year ended June 30, 2004 for Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund and Thornburg New York Intermediate Municipal Fund, and for the fiscal year ending September 30, 2004 for Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund and Thornburg Investment Income Builder Fund. Additionally, the Trustees have determined to change the fiscal year of Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund and Thornburg New York Intermediate Municipal Fund to a year ending September 30, effective September 30, 2004. Accordingly, the Audit Committee and the Trustees have selected PWC to serve as independent registered public accounting firm for the short fiscal year beginning July 1, 2004 and ending September 30, 2004. At the Meeting, the shareholders will consider ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the short fiscal year ending September 30, 2004 for each of the Funds. Representatives of PWC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees
----------

     The aggregate fees billed to Thornburg Investment Trust in each of the last two fiscal years for the audit of the Trust's financial statements and for services that are normally provided by PWC in connection with statutory and regulatory filings or requirements for those fiscal years are set out below. In addition, the table below displays the aggregate fees billed to Thornburg Limited Term Municipal Fund, Inc. (the "Company") for the audit of the Company's financial statements and services described in the preceding sentence for the Company's two most recent fiscal years. On June 21, 2004, the Company's two series, Thornburg Limited Term Municipal Fund and Thornburg California Limited Term Municipal Fund, were reorganized as Funds of Thornburg Investment Trust.
                                         Year Ended        Year Ended
                                      Sept. 30, 2002(1) Sept. 30, 2003(1)
                                      --------------    --------------

Thornburg Investment Trust               $165,320          $162,090



                                        Year Ended         Year Ended
                                       June 30, 2003      June 30, 2003
                                       -------------      -------------
Thornburg Limited Term Municipal
  Fund, Inc.                             $64,030           $65,210

(1) For the periods reflected above, nine Funds of the Trust had a fiscal year ending September 30, and one Fund of the Trust had a fiscal year ending June 30. Consequently, information for the two most recent fiscal years ended September 30, 2002 and September 2003 includes fees of $10,000 billed in each of those years for the one June 30 year end Fund, but those fees related in each case to the fiscal year ending on the preceding June 30.

Audit-Related Fees
------------------

     The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust's financial statements are set out below. In addition, the table below displays the aggregate fees billed to the Company for the same category of services for its two most recent fiscal years.

                                         Year Ended        Year Ended
                                       Sept. 30, 2002    Sept. 30, 2003
                                       --------------    --------------
Thornburg Investment Trust                  -0-            $3,850

                                         Year Ended        Year Ended
                                        June 30, 2003     June 30, 2004
                                       --------------    --------------

Thornburg Limited Term Municipal
  Fund, Inc.                                -0-            $7,835

The audit-related fees billed to the Trust in the fiscal year ended September 30, 2003 related to advice, consultation and issuance of consents respecting the commencement of operations by a new Fund and the creation and issuance of a new class of shares by some Funds of the Trust. The audit related fees billed to the Company in the fiscal year ended June 30, 2004 related to advice on financial reporting issues and issuance of consents arising from the reorganization of the Company's two series as Funds of the Trust.

Tax Fees
--------

     The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice or tax planning are set out below. In addition, the table below displays the fees billed to the Company for the same category of services for its two most recent fiscal years.

                                         Year Ended         Year Ended
                                       Sept. 30, 2002     Sept. 30, 2003
                                       --------------     --------------
Thornburg Investment Trust                $32,500             $32,500

                                         Year Ended          Year Ended
                                       June 30, 2003       June 30, 2004
                                       -------------       -------------
Thornburg Limited Term Municipal
  Fund, Inc.                               $5,500              $7,000

The tax fees billed to the Trust and the Company in each of the last two fiscal years were primarily for tax return preparation.

All Other Fees
--------------

     PWC did not bill Thornburg Investment Trust or the Company for other products or services, other than described above, for the two most recent fiscal years of Thornburg Investment Trust or the Company.

     PWC performs no services for the investment adviser, the Funds' principal underwriter or any other person controlling, controlled by, or under common control with the investment adviser, which provides ongoing services to the Funds, except that PWC has provided to the investment adviser, Thornburg Investment Management, Inc., in the periods described above, attestation of its investment performance presentations. The fees billed by PWC for these services were $32,750 and $32,500 for the fiscal years ended September 30, 2002 and September 30, 2003, respectively.

The Audit Committee has determined that PWC's performance of the described services for the investment adviser is compatible with PWC's independence in its audit of the Funds.

Audit Committee Pre-Approval Policies and Procedures
----------------------------------------------------

     As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. Accordingly, all services provided by PWC to the Funds must be pre-approved by the audit committee.

ADDITIONAL INFORMATION ABOUT THE TRUST.

Investment Adviser
------------------

     The Funds are managed by Thornburg Investment Management, Inc., ("Thornburg"). Thornburg performs investment management services for each Fund under the terms of an Investment Advisory Agreement which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services applicable to each class under an Administrative Services Agreement which requires that Thornburg will supervise, administer and perform certain administrative services necessary for the maintenance of the class's shareholders. Thornburg's services to the Funds are supervised by the Trustees of Thornburg Investment Trust.

Transfer Agent
--------------

     The Funds' transfer agent is BFDS, Post Office Box 219017, Kansas City, Missouri 64121-9017.

Custodian
---------

     The Funds' custodian is State Street Bank and Trust Company, 225 Franklin Street, 2nd Floor, Boston, Massachusetts 02110.

Reorganization
--------------

     On May 21, 2004, the shareholders of Thornburg Limited Term Municipal Fund National Portfolio and Thornburg Limited Term Municipal Fund California Portfolio, series of Thornburg Limited Term Municipal Fund, Inc., approved a reorganization in which each of those funds transferred substantially all of its assets, respectively, to Thornburg Limited Term Municipal Fund and Thornburg California Limited Term Municipal Fund, separate series or "Funds" of Thornburg Investment Trust. The reorganization was completed on June 21, 2004, and shareholders of Thornburg Limited Term Municipal Fund National Portfolio became shareholders of Thornburg Limited Term Municipal Fund and shareholders of Thornburg Limited Term Municipal Fund California Portfolio became shareholders of Thornburg California Limited Term Municipal Fund.

Shareholder Reports
-------------------

     The most recent Annual Reports to Shareholders and Semiannual Reports to Shareholders are available upon request and without charge by writing the Trust at 119 East Marcy Street, Santa Fe, New Mexico 87501 or by telephoning 1-800-847-0200.

Certain Holders Of Securities
-----------------------------

     Information about the security ownership of certain beneficial owners and persons associated with management is set forth in Appendix C to this Proxy Statement.

Communications with the Trustees
--------------------------------

     The Trustees have adopted a Procedure for Shareholder Communications to Trustees, which provides for receipt, collection and forwarding of communications addressed to one or more of the Trustees, or pertaining to proposals of any candidate for nomination as a Trustee. Shareholders may send communications to any one or more of the Trustees pertaining to the business of the Trust, by United States Mail or courier delivery, addressed to the Trust or Trustees at 119 East Marcy Street, Santa Fe, New Mexico 87501, Attn: Trustee Communications. The communication must include the name and address of the shareholder, the approximate number and class of shares held by the shareholder in each Fund to which the communication pertains, the account number issued with respect to each Fund, and if the shares are held through a broker dealer in street name or other intermediary, the name and address of the broker dealer or other intermediary. The Trustees have provided a procedure for preliminary review of any shareholder communications by officers of the Trust or the investment adviser, or their delegates, to determine (i) if the communication meets the requirements of the procedure, (ii) specific Trustees to whom the communication should be directed, (iii) if the communication pertains to a proposed candidate for nomination as a Trustee, or (iv) if the communication is not pertinent to the business of the Trust or appropriate for transmission to the Trustees because it pertains solely to ordinary shareholder services, is a solicitation or otherwise relates to improper or irrelevant topics, or is properly directed to other persons.

     Any written communications transmitted as described above, which are addressed to one or more specific Trustees by name, are forwarded to the specific Trustee or Trustees after and subject to the preliminary review in accordance with the preceding paragraph. Any written communication transmitted as described above, which does not specify any Trustee or Trustees by name, will be directed to the chairman of the Nominating Committee if it pertains solely to recommendation of a candidate for election as a Trustee. All other communications are directed to the office of the chairman of the Trustees.

OTHER MATTERS
-------------

     The Trustees know of no other matters to come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by those proxies in accordance with their best judgment with respect to those matters.

SHAREHOLDER PROPOSALS
---------------------

     The Trust is not required to hold annual meetings and currently does not propose to hold such meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Trust's Secretary at 119 East Marcy Street, Santa Fe, New Mexico 87501, so that they are received within a reasonable time before any such meeting. Inclusion of any such proposal in a proxy statement will be determined in accordance with applicable federal and state law.

                                    By Order of the Trustees



                                    Dawn B. Fischer,
                                    Secretary
August 4, 2004



                                                               APPENDIX A

                         THORNBURG INVESTMENT TRUST
                          AUDIT COMMITTEE CHARTER

                                May 20, 2003

Purpose of Committee
--------------------

     The Audit Committee (the "Committee") is appointed by the Trustees of Thornburg Investment Trust (the "Trust") to assist the Trust in fulfilling its responsibility to oversee management's conduct of the Trust's financial reporting process, including overview of the (i) financial reports and other financial information provided by the Trust to any governmental or regulatory body, the public or other users of those reports and information, (ii) the annual independent audit of the Trust's financial statements, and (iii) the Trust's internal accounting and financial controls.

Membership of Committee
-----------------------

     The Committee comprises at least three independent Trustees.
Committee members should have (i) knowledge of mutual fund operations and business; (ii) the ability to read and understand financial statements, including a mutual fund's balance sheet, income statement, and key performance indicators; and (iii) the ability to understand key business and financial risks and related controls and control processes.

     The chairman of the Committee should be literate in business and financial reporting and control, and should have past employment experience in finance or accounting or other relevant business or management experience or background. Appointment of the Committee chairman will be reviewed by the Trustees at intervals of approximately three years.

Committee Operating Principles
------------------------------

     The chairman and other Committee members shall, to the extent appropriate, have contact throughout the year with management, accounting staff, other committees, other committee advisers, and the Trust's independent accountants, to enhance the Committee's knowledge of relevant current and prospective business/financial issues.

     The Committee shall meet at least three times each year. Additional meetings shall be scheduled as considered necessary by the Committee or its chairman. The chairman will create the agenda for each meeting.

     The Trust's independent accountants are directed to communicate with the Committee as requested by the Committee or its chairman, and are authorized to contact the chairman at any time to discuss any matter the auditors believe should be brought to the Committee's attention.

     It is not the duty of the Committee to plan or conduct audits or to determine that the Trust's financial statements are complete, accurate and prepared in accordance with generally accepted accounting principles or other applicable standards. Those functions are the responsibility of management and the independent accountants. Further, it is not the duty of the Committee to assure compliance with applicable laws and regulations.

     The Committee, through its chairman, shall report to the Trustees periodically as deemed necessary by the Trustees or the chairman, or as otherwise required herein. The Committee will prepare and retain minutes of the Committee meetings. Minutes of Committee meetings are available for review by the Trustees.

Audit Committee Authority
-------------------------

     The Committee shall have the sole authority to select, evaluate, appoint and replace the Trust's independent accountants (subject to shareholder ratification when required by law) and shall approve in advance all audit and non-audit services performed by the independent accountants, and the fees and terms for delivery of those services.

     The Committee shall have the authority, to the extent it deems it necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Committee. The Trust shall compensate the independent accountants and advisers retained by the Committee, as determined by the Committee.

     The Committee may form and delegate authority to subcommittees, comprised of one or more members of the Committee, as necessary or appropriate. Each subcommittee may have such portion or all of the authority of the Committee, as determined by the Committee; and the Committee's authority to delegate described in this paragraph includes, but is not limited to, the pre-approval of any or all engagements of independent accountants.

     The Committee may require any officer or employee of the Trust or the Trust's independent accountants or outside counsel to meet with the Committee or to meet with any members or subcommittee of the Committee, or with consultants to the Committee.

     The Committee has the authority to resolve disagreements between management and the independent accountants respecting financial reporting matters.



Audit Committee Responsibilities
---------------------------------

1. Evaluate no less often than annually the independence, performance and qualifications of the Trust's independent accountants.

2. Receive and review reports from the independent accountants respecting (i) the accountants' internal quality control procedures, (ii) any material issues raised by the most recent quality control review, peer review, or any investigation by any governmental agency relevant to any audit conducted by the accountants, and (iii) any actions to address the foregoing issues.

3. Establish procedures and policies for the Committee's approval of all audit and non-audit engagements of the independent accountants, including consideration of whether any non-audit services are compatible with the accountants' independence.

4. Meet with the independent accountants before each audit of the Trust's annual financial statements to review the planning, scope and staffing of the audit.

5. Receive and review communications from the Trust's independent accountants respecting all accounting policies and practices which are critical to the preparation of the Trust's annual financial statements.

6. Meet with the independent accountants to review the results of each audit, including:

        -	significant issues respecting accounting and auditing principles and practices

        -	adequacy of internal controls which could significantly affect the
          Trust's financial statements

        - changes in accounting and auditing practices

        - judgments respecting accounting and auditing practices

        - significant disagreements with management

        - other matters required by applicable auditing standards to be disclosed to audit committees

7.     Receive and review the Trust's annual audited financial statements.

8. Receive and review communications from the Trust's independent accountants respecting deficiencies, uncorrected misstatements or similar matters.

9. Receive and review communications from the Trust's independent accountants respecting any material alternative accounting treatments within generally accepted accounting principals that have been discussed with management.

10. Receive and review communications from the Trust's independent accountants respecting all non-audit services provided to entities in the Thornburg investment company complex which were not pre-approved by the Committee.

11. Review disagreements between management and the independent accountants respecting financial reporting matters.

12. Review the employment or other engagement by the Trust or its investment adviser of any former employee of a firm of independent accountants for the Trust, to evaluate if the employment or other engagement will affect the independence of the independent accountants.

13. Receive and review reports from the independent accountants respecting their independence. Discuss with the independent accountants any disclosed relationships or services that may affect the independent accountants' independence, and take any action considered necessary by the Committee.

14. Receive and review communications from management and the independent accountants respecting matters arising in connection with periodic certifications of Form N-CSR, including but not limited to (i) whether the Trust's financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of each series of the Trust, as of and for the periods presented, (ii) whether any significant deficiencies exist in the design or operation of internal controls that could adversely affect any series' ability to record, process, summarize and report financial data, (iii) whether any material weaknesses exist in internal controls, or (iv) any fraud has occurred that involves management or other employees who have a significant role in internal controls affecting any series of the Trust.

15. Establish procedures for the receipt, review and treatment of complaints received from any source regarding accounting, internal accounting controls, financial reporting or disclosure, and audit matters, and for the confidential submission by employees of the Trust and its investment adviser of concerns respecting any such matters.

16. Require that the Trust's legal counsel report to the Committee the existence of any legal matter which may have a significant effect on any of the Trust's financial statements.

17. Receive and review any report made to the Committee in accordance with any compliance policy or procedure established by or for the Trust or its investment adviser or principal underwriter.

18.    Report to the Trustees respecting the foregoing matters.

History:  Approved by the Trustees March 6, 2001; revised May 20, 2003








                                                                APPENDIX B
                       THORNBURG INVESTMENT TRUST
                      NOMINATING COMMITTEE CHARTER

                              April 8, 2004

Purpose of Committee
--------------------

     The Nominating Committee (the "Committee") is appointed by the Trustees of Thornburg Investment Trust (the "Trust") to select and nominate individuals for election as Trustees of the Trust who are not "interested persons" of the Trust ("Independent Trustees") as that term is defined in the Investment Company Act of 1940 (the "1940 Act").

Membership of Committee
-----------------------

     The Committee comprises all of the Trust's Independent Trustees. The chairman of the Committee will be appointed from time to time by the Trustees. Appointment of the Committee chairman will be reviewed by the Trustees at intervals of approximately three years.

Committee Operating Principles
------------------------------

	The Committee shall meet as required, to consider selection and nomination of individuals to stand for election as Independent Trustees of the Trust. Meetings shall be scheduled as considered necessary by the Committee or its chairman. The chairman will create any agenda the chairman considers necessary for any meeting.

Nominating Committee Authority
------------------------------

     The Committee shall have the sole authority to select and nominate for election individuals to serve as Independent Trustees of the Trust. The Committee shall not be responsible for determining the number of the Trust's Trustees.

     The Committee shall have the authority, to the extent it deems it necessary or appropriate, to retain special legal or other consultants to advise the Committee. The Trust shall compensate the persons retained by the Committee, as determined by the Committee.

     The Committee may form and delegate authority to subcommittees, comprised of one or more members of the Committee, as necessary or appropriate. Each subcommittee may have such portion or all of the authority of the Committee, as determined by the Committee.



Nominating Committee Responsibilities
-------------------------------------

     1. Identify individuals qualified to become Independent Trustees, and to select and nominate individuals to stand for election as Independent Trustees at any meeting of the Trust's shareholders. In the event of any vacancy in office created by the resignation or removal from office of an Independent Trustee, or in any case where a vacancy is created by the Trustees' determination to increase the number of Trustees and the Trustees conclude that the vacancy should be filled by an Independent Trustee, and it is appropriate for the Trustees to fill the vacancy by appointment, the Committee shall select and nominate an individual to fill the vacancy through appointment by the Trustees.

     2. In selecting and nominating individuals to serve as Independent Trustees, the Committee shall place primary emphasis on the following criteria.

            . Judgment, character, expertise, skills and knowledge useful to the oversight of the Trust's business and activities.

            . Diversity of viewpoints, backgrounds, experiences and other characteristics.

            .  Business, educational or other relevant experience.

            . The extent to which the interplay of a candidate's expertise, skills, knowledge and experience with that of other Trustees will comprise a board of Trustees that is effective, collegial and responsive to the needs of the Trust and its shareholders.

     3. The Committee may consider candidates proposed by management or any person associated with management.

     4. The Committee shall give appropriate consideration to candidates recommended by shareholders in accordance with the Trust's Procedure for Shareholder Communications to Trustees as then in effect. The Committee shall evaluate such candidates using the same criteria as other candidates identified to the Committee. The Committee may use outside consultants to assist in identifying, investigating and evaluating candidates.

     5. Discuss and evaluate possible candidates in detail prior to nominating any candidate for election as a Trustee.

     6. Review periodically as it deems appropriate this charter and the criteria for selection of persons to serve as Independent Trustees.

     7. Discharge any other duties or responsibilities delegated to the Committee by the Trustees from time to time.

     8.     Report to the Trustees respecting the foregoing matters.

History:  Adopted April 8, 2004.



                                                                APPENDIX C

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of July 12, 2004, the following persons were known to have held of record or beneficially 5% or more of the outstanding shares of any class of a Fund. Holders of Fund shares shown in this schedule may be broker dealers or other persons who hold shares in "street name" or under other arrangements for the benefit of beneficial owners.

Fund and                                        Amount and
Class of                                        Nature of       Percentage
Shares              Shareholder                 Ownership       of Class
--------            -----------                 ---------       ---------
Thornburg           MLPF&S                       1,121,978.028     9.87%
Limited Term        FBO Customers
Municipal Fund      4800 Deer Lake Dr.
Class C             Jacksonville, FL 32246

Thornburg           Charles Schwab & Co., Inc.   3,623,691.292    22.16%
Limited Term        Special Custody Account
Municipal Fund      101 Montgomery St.
Class I             San Francisco, CA 94104

Thornburg           NFSC FEBO                    1,479,828.159    10.84%
Limited Term        Insink Partnership Ltd.
Municipal Fund      3305 W. Spring Mountain Rd.
Class I             Las Vegas, NV 89102

Thornburg           MLPF&S                       956,319.533       5.85%
Limited Term        FBO Customers
Municipal Fund      4800 Deer Lake Dr.
Class I             Jacksonville, FL 32246

Thornburg           MLPF&S                       557,643.727       5.51%
California Limited  FBO Customers
Municipal Fund      4800 Deer Lake Dr.
Class A             Jacksonville, FL 32246

Thornburg           LPL Financial Services       526,528.077       5.20%
California Limited  9785 Towne Centre Dr.
Term Municipal      San Diego, CA 92121
Fund
Class A

Thornburg           UBS Financial Services, Inc.  87,506.259       5.04%
California Limited  FBO M. Hovsepian
Municipal Fund      101 Duncan
Class C             Oakland, CA 94611



Thornburg           Charles Schwab & Co., Inc.   1,099,596.450    60.42%
California Limited  Special Custody Account
Term Municipal Fund 101 Montgomery St.
Class I             San Francisco, CA 94104

Thornburg           MLPF&S                       133,444.299       7.33%
California          FBO Customers
Limited Term        4800 Deer Lake Dr.
Municipal Fund      Jacksonville, FL 32246
Class I

Thornburg           BancOne Securities Corp.     465,451.092      10.51%
Intermediate        FBO The One Invest. Solution
Municipal Fund      1111 Polaris Pkway
Class C             Columbus, OH 43240

Thornburg           Charles Schwab & Co., Inc.   379,355.324      24.70%
Intermediate        Special Custody Account
Municipal Fund      101 Montgomery St.
Class I             San Francisco, CA 94104

Thornburg           LPL Financial Services        98,561.621       6.42%
Intermediate        9785 Towne Centre Dr.
Municipal Fund      San Diego, CA 92121
Class I

Thornburg           EDKCO                         79,295.049       5.16%
Intermediate        4550 Post Oak Dr.
Municipal Fund      Houston, TX 77027
Class I

Thornburg           Garrett Thornburg             1,690,208.252(1) 9.82%
New Mexico          150 Washington Ave.
Intermediate        Santa Fe, NM 87501
Municipal Fund
Class A

Thornburg           Raymond James & Assoc. Inc.   77,381.257       7.61%
New Mexico          FBO Hillerman
Intermediate        880 Carillon Pkwy
Municipal Fund      St. Petersburg, FL 33716
Class D

Thornburg           MLPF&S                        323,281.483      7.09%
Florida Municipal   FBO Customers
Fund                4800 Deer Lake Dr.
Class A             Jacksonville, FL 32246



Thornburg Florida   Charles Schwab & Co., Inc.   304,648.522       6.69%
Intermediate        Special Custody Account
Municipal Fund      101 Montgomery St.
Class A             San Francisco, CA 94104

Thornburg New York  Charles Schwab & Co., Inc.   453,332.143       9.95%
Intermediate        Special Custody Account
Municipal Fund      101 Montgomery St.
Class A             San Francisco, CA 94104

Thornburg Limited   Charles Schwab & Co., Inc.   687,994.185      20.01%
Term U.S.           Special Custody Account
Government Fund     101 Montgomery St.
Class A             San Francisco, CA 94104

Thornburg Limited   MLPF&S                       222,374.817       6.34%
Term U.S.           FBO Customers
Government Fund     4800 Deer Lake Dr.
Class C             Jacksonville, FL 32246

Thornburg Limited   Charles Schwab & Co., Inc.   144,715.541      15.31%
Term U.S.           Special Custody Account
Government Fund     101 Montgomery St.
Class I             San Francisco, CA 94104

Thornburg Limited   Robin Sommers TTEE           60,157.200        6.37%
Term U.S.           7014 Greenshores Dr.
Government Fund     Austin, TX 78730
Class I

Thornburg Limited   Thornburg Investment         56,501.071(2)     5.98%
Term U.S.           Management, Inc.
Government Fund     Profit Sharing Plan
Class I             119 East Marcy Street
                    Santa Fe, NM 87501

Thornburg Limited   Charles Schwab & Co., Inc.   1,313,663.569     7.34%
Term Income Fund    Special Custody Account
Class A             101 Montgomery St.
                    San Francisco, CA 94104

Thornburg Limited   MLPF&S                       969,681.591       5.42%
Term Income Fund    FBO Customers
Class A             4800 Deer Lake Dr.
                    Jacksonville, FL 32246

Thornburg Limited   MLPF&S                       33,990.524       79.47%
Term Income Fund    FBO Customers
Class R-1           4800 Deer Lake Dr.
                    Jacksonville, FL 32246



Thornburg Limited   MCB Trust Services           4,975.038        11.63%
Term Income Fund    FBO Hand Surgery Assoc.
Class R-1           700 17th Street
                    Denver, CO 80202

Thornburg Limited   Reliance Trust Co.           2,437.142         5.70%
Term Income Fund    FBO Metallon, Inc.
Class R-1           P.O. Box 48529
                    Atlanta, GA 30362

Thornburg Value     Charles Schwab & Co., Inc.   7,524,637.125    18.86%
Fund                Special Custody Account
Class A             101 Montgomery St.
                    San Francisco, CA 94104

Thornburg Value     MLPF&S                       1,260,695.100     6.95%
Fund                FBO Customers
Class C             4800 Deer Lake Dr.
                    Jacksonville, FL 32246

Thornburg Value     Charles Schwab & Co., INc.   2,539,564.126    19.48%
Fund                Special Custody Account
Class I             101 Montgomery St.
                    San Francisco, CA 94104

Thornburg Value     Mac & Co.                    1,459,483.582    11.20%
Fund                P.O. Box 3198
Class I             Pittsburg, CA 15230

Thornburg Value     Muir & Co. Trust Dept.       1,010,000.156     7.75%
Fund                c/o First National Bank
Class I             P.O. Box 2479
                    San Antonio, TX 78298

Thornburg Value     MCB Trust Services           46,785.986       24.84%
Fund                FBO Isaacson Struct Steel
Class R-1           700 17th Street
                    Denver, CO 80202

Thornburg Value     MCB Truth Services, Trustee  30,700.748       16.30%
Fund                FBO IONA Technologies 401(k)
Class R-1           700 17th Street
                    Denver, CO 80202

Thornburg Value     MCB Trust Services, Trustee  26,010.389       13.81%
Fund                FBO J.L. Hammett Co.
Class R-1           700 17th St.
                    Denver, CO 80202



Thornburg Value     MLPF&S                       22,068.804       11.71%
Fund                FBO Customers
Class R-1           4800 Deer Lake Dr.
                    Jacksonville, FL 32246

Thornburg Value     MCB Trust Services, Trustee  20,596.025       10.93%
Fund                FBO DNPG, LLC Digital
Class R-1           700 17th St.
                    Denver, CO 80202

Thornburg Value     MCB Trust Services, Trustee  12,580.365        6.68%
Fund                Brigham's, Inc.
Class R-1           700 17th St.
                    Denver, CO 80202

Thornburg           MLPF&S                       7,534,482.074    17.30%
International       FBO Customers
Value Fund          4800 Deer Lake Dr.
Class A             Jacksonville, FL 32246

Thornburg           Charles Schwab & Co., Inc.   5,004,080.250    11.49%
International       Special Custody Account
Value Fund          101 Montgomery St.
Class A             San Francisco, CA 94104

Thornburg           MLPF&S                       100,530.775       9.23%
International       FBO Customers
Value Fund          4800 Deer Lake Dr.
Class B             Jacksonville, FL 32246

Thornburg           MLPF&S                       2,597,977.889    21.67%
International       FBO Customers
Value Fund          4800 Deer Lake Dr.
Class C             Jacksonville, FL 32246

Thornburg           Charles Schwab & Co., Inc.   5,338,148.648    41.26%
International       Special Custody Account
Value Fund          101 Montgomery St.
Class I             San Francisco, CA 94104

Thornburg           Muir & Co. Trust Company      829,432.487      6.41%
International       c/o Frost National Bank
Value Fund          P.O. Box 2479
Class I             San Antonio, TX 78298

Thornburg           MLPF&S                        152,567.637     44.19%
International       FBO Customers
Value Fund          4800 Deer Lake Dr.
Class R-1           Jacksonville, FL 32246



Thornburg           BISYS Retirement Services     19,759.764       5.72%
International       FBO Assoc. Steel Co., Inc.
Value Fund          700 17th Street
Class R-1           Denver, CO 80202

Thornburg Core      Charles Schwab & Co., Inc.    563,623.325     14.44%
Growth Fund         Special Custody Account
Class A             101 Montgomery St.
                    San Francisco, CA  94104

Thornburg Core      Garrett Thornburg             438,963.285     26.69%
Growth Fund         150 Washington Ave.
Class I             Santa Fe, NM  87501

Thornburg Core      Dawn B. Fischer, Trustee      365,300.541(3)  22.21%
Growth Fund         119 East Marcy Street
Class I             Santa Fe, NM  87501

Thornburg Core      Thornburg Investment          209,558.286(2)  12.74%
Growth Fund         Management, Inc.
Class I             Profit Sharing Plan
                    119 East Marcy Street
                    Santa Fe, NM  87501

Thornburg Core      Leigh Moiola                  3.186           56.99%
Growth Fund         119 East Marcy Street
Class R-1           Santa Fe, NM  87501

Thornburg Core      BFDS Corporate Support        2.404           43.01%
Growth Fund         330 W. 9th St. Fl. 2
Class R-I           Kansas City, MO  64105

Thornburg           Charles Schwab & Co., Inc.    1,646,224.544   12.65%
Investment Income   Special Custody Account
Builder Fund        101 Montgomery St.
Class A             San Francisco, CA  94104

Thornburg           MLPF&S                        490,939.683      6.08%
Investment Income   FBO Customers
Builder Fund        4800 Deer Lake Dr.
Class C             Jacksonville, FL 32246

Thornburg           Garrett Thornburg             377,785.666     26.36%
Investment Income   150 Washington Ave.
Builder Fund        Santa Fe, NM  87501
Class I

Thornburg           Dawn B. Fischer, Trustee      256,811.858(4)  17.92%
Investment Income   119 East Marcy Street
Builder Fund        Santa Fe, NM  87501
Class I

Footnotes
---------

(1) Total includes: 104,507.886 shares owned by Thornburg Securities Corporation, as to which Mr. Thornburg is the controlling shareholder; 227,342.997 shares owned by Thornburg Investment Management, Inc., as to which Mr. Thornburg is the controlling shareholder; and 1,156,206.191 shares owned by Thornburg Mortgage Advisory Corp., as to which Mr. Thornburg is the controlling shareholder.

(2) Thornburg Investment Management, Inc. Profit Sharing Plan (the "Plan") is a qualified retirement plan which holds investments for the benefit of employees of Thornburg Investment Management, Inc. The trustees of the Plan are Garrett Thornburg, Brian J. McMahon and Dawn B. Fischer, each of whom holds shared voting and investment power, and each of whom also is a participant in the Plan.

(3) Total includes: 54,591.998 shares owned by the Oppenheimer Descendants Trust, as to which Ms. Fischer and Brian J. McMahon are trustees and hold shared voting and investment power; 19,542.821 shares owned by the Thornburg Children's Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power; 190,096.936 shares owned by the Lloyd Thornburg Irrevocable Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power; 14,944.787 shares owned by the Goldstone Children's Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power, and 84,512.837 shares owned by the Thornburg Descendants Trust, as to which Ms. Fischer and Mr. McMahon are trustees and hold shared voting and investment power. Ms. Fischer and Mr. McMahon disclaim any beneficial interest in the described trust accounts. Total does not include 209,558.286 shares held by the Thornburg Investment Management, Inc. Profit Sharing Plan. See note (2).

(4) Total includes: 125,354.646 shares owned by the Lloyd Thornburg Irrevocable Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power; 38,762.022 shares owned by the Oppenheimer Descendants Trust, as to which Ms. Fischer and Brian
        J. McMahon are trustees; 13,833.448 shares owned by the Thornburg Children's Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power; 10,601.464 shares owned by the Goldstone Children's Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power; and 59,927.321 shares owned by the Thornburg Descendants Trust, as to which Ms. Fischer and Mr. McMahon are trustees and hold shared voting and investment power. Ms. Fischer and Mr. McMahon disclaim any beneficial interest in the described trust accounts. Total does not include 66,243.236 shares held by the Thornburg Investment Management, Inc. Profit Sharing Plan. See Note (2).



SECURITY OWNERSHIP OF MANAGEMENT

     As of July 12, 2004, Trustee of the Trust, nominees and executive officers of the Trust, as a group, owned beneficially less than one percent of the outstanding shares of any class of shares of any Fund, except as follows:

                                             Amount and
Name of Fund                                 Nature of     Percentage of
and Class             Shareholders           Ownership     Class
-----------------     ------------           ---------     --------------
Thornburg Limited     Elliot R. Cutler            329.337        *
Term Municipal Fund   Garrett Thornburg        61,638.245(1)     *
Class A               Brian J. McMahon         30,276.182        *
                      George T. Strickland      4,264.956        *
                      Kenneth Ziesenheim       67,348.767        *

                      Trustees and Officers
                      as a Group              163,857.487       2.14%

Thornburg             Steven J. Bohlin          6,617.093        *
New Mexico            Dawn B. Fischer         197,500.495(2)    1.22%
Intermediate          William V. Fries          3,543.407        *
Municipal Fund        Joshua Gonze              1,866.049        *
Class A               Kerry D. Lee             12,323.773        *
                      Brian J. McMahon         28,926.555        *
                      Leigh Moiola                842.249        *
                      George T. Strickland      4,712.322        *
                      Garrett Thornburg     1,690,208.252(3)    10.43%
                      Wendy Trevisani             453.349        *
                      Forrest S. Smith         10,000.000        *

                      Trustees and
                      Officers as a Group   1,956,903.544       12.08%

Thornburg Value Fund  David A. Ater               783.434        *
Class I               Steven J. Bohlin         10,621.547        *
                      David D. Chase            1,344.620        *
                      Dawn B. Fischer         134,679.819(4)     *
                      William V. Fries         51,105.296        *
                      Kerry D. Lee              5,065.988        *
                      Brian J. McMahon         23,231.70         *
                      Leigh Moiola                725.788        *
                      Alexander Motola            397.339        *
                      Forrest S. Smith            500.000        *
                      George T. Strickland      2,980.368        *
                      Garrett Thornburg       349,801.077(5)     2.68%
                      Sasha Wilcoxon              118.032        *
                      Kenneth Ziesenheim        6,302.903        *

                      Officers and Trustees   636,509.361(6)     4.88%
                      as a Group

Thornburg             David D. Chase              833.797        *
International         Dawn B. Fischer         226,212.31 (7)     1.74%
Value Fund            William V. Fries         28,035.393        *
Class I               Kerry D. Lee              4,628.168        *
                      Alexander Motola            159.948        *
                      Forrest S. Smith            500.000        *
                      George T. Strickland      2,701.740        *
                      Garrett Thornburg       460,890.215(8)     3.56%
                      Wendy Trevisani            453.594         *
                      Sasha Wilcoxon             145.888         *
                      Kenneth Ziesenheim       1,895.115         *

                      Officers and Trustees
                      as a Group             773,664.815(9)      5.98%

Thornburg Core        Steven J. Bohlin        23,933.140         *
Growth Fund           David D. Chase           3,042.996         *
Class I               Dawn B. Fischer        365,300.541(10)    22.21%
                      William V. Fries        37,161.651         *
                      Kerry D. Lee             3,159.774         *
                      Brian J. McMahon        37,700.957         *
                      Leigh Moiola               107.517         *
                      Alexander Motola        14,786.356         *
                      George T. Strickland     5,969.328         *
                      Garrett Thornburg      438,963.285        26.69%
                      Wendy Trevisani          1,187.278         *
                      Sasha Wilcoxon             619.861         *
                      Kenneth Ziesenheim       4,115.329         *

                      Officers and Trustees
                      as a Group           1,146,011.298(11)    69.67%

Thornburg Core        Leigh Moiola                 3.186        56.99%
Growth Fund           119 East Marcy St.
Class R-1             Santa Fe, NM 87501

Thornburg Investment  Steven J. Bohlin        20,659.144         1.44%
Income Builder        David D. Chase           1,751.925         *
Fund                  Dawn B. Fischer        256,831.858(12)    17.92%
Class I               William V. Fries        28,350.179         1.96%
                      Kerry D. Lee             3,802.825         *
                      Brian J. McMahon        42,269.241         2.92%
                      Leigh Moiola                27.389         *
                      George T. Strickland     4,844.408         *
                      Garrett Thornburg      378,944.442        26.45%
                      Wendy Trevisani          2,145.409         *
                      Kenneth Ziesenheim      10,682.360         *

                      Officers and Trustees
                      as a Group             816,532.416(13)    56.98%

*  Less than one percent



Footnotes
---------

(1) Total includes 61,638.245 shares owned by Thornburg Investment Management, Inc., as to which Mr. Thornburg is the controlling shareholder.

(2) Total includes 170,967.386 shares owned by the Lloyd Thornburg Irrevocable Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power. Ms. Fischer disclaims any beneficial interest in that trust account.

(3) Total includes: 104,507.886 shares owned by Thornburg Securities Corporation, as to which Mr. Thornburg is the controlling shareholder; 227,342.997 shares owned by Thornburg Investment Management, Inc., as to which Mr. Thornburg is the controlling shareholder; and 1,156,206.191 shares owned by Thornburg Mortgage Advisory Corp., as to which Mr. Thornburg is the controlling shareholder.

(4) Total includes: 19,925.339 shares owned by the Oppenheimer Descendants Trust, as to which Ms. Fischer and Brian J. McMahon are trustees and hold shared voting and investment power; 7,146.835 shares owned by the Thornburg Children's Trust, as to which Ms. Fischer holds sole voting and investment power; 67,097.029 shares owned by the Lloyd Thornburg Irrevocable Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power; 3,059.055 shares owned by the Fries Children's Trust, as to which Ms. Fischer and Mr. McMahon are trustees and hold shared voting and investment power; 5,513.256 shares owned by the Goldstone Children's Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power; and 30,813.110 shares owned by the Thornburg Descendants Trust, as to which Ms. Fischer and Mr. McMahon are trustees and hold shared voting and investment power. Ms. Fischer and Mr. McMahon disclaim any beneficial interest in the described trust accounts.

(5) Total includes: 125,759.022 shares owned by Thornburg Investment Management, Inc., as to which Mr. Thornburg is the controlling shareholder; and 19,166.151 shares owned by the Thornburg
        Charitable Foundation, as to which Mr. Thornburg holds shared voting and investment power.

(6) Total includes 48,851.45 shares held by the Thornburg Investment Management, Inc. Profit Sharing Plan (the "Plan"), a qualified retirement plan which holds investments for the benefit of employees of Thornburg Investment Management, Inc. The trustees of the Plan are Garrett Thornburg, Brian J. McMahon and Dawn B. Fischer, each of whom holds shared voting and investment power, and each of whom is also a participant in the Plan.

(7) Total includes 30,469,752 shares owned by the Oppenheimer Descendants Trust, as to which Ms. Fischer and Brian J. McMahon are trustees and hold shared voting and investment power; 11,616.884 shares owned by the Thornburg Children's Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power; 123,994.630 shares owned by the Lloyd Thornburg Irrevocable Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power; 8,994.630 shares owned by the Goldstone Children's Trust, as to which Ms. Fischer holds sole voting and investment power; and 50,234.077 shares owned by the Thornburg Descendants Trust, as to which Ms. Fischer and Mr. McMahon are trustees and hold shared voting and investment power. Ms. Fischer and Mr. McMahon disclaim any beneficial interest in the described trust accounts.

(8) Total includes 225,746.807 shares owned by Thornburg Investment Management, Inc., as to which Mr. Thornburg is the controlling shareholder.

(9) Total includes 47,208.647 held by the Thornburg Investment Management, Inc. Profit Sharing Plan (the "Plan"), a qualified retirement plan which holds investments for employees of Thornburg Investment Management, Inc. The trustees of the Plan are Garrett Thornburg, Brian J. McMahon and Dawn B. Fischer, each of whom holds shared voting and investment power, and each of whom is also a participant in the Plan.

(10) Total includes: 54,591.998 shares owned by the Oppenheimer Descendants Trust, as to which Ms. Fischer and Brian J. McMahon are trustees and hold shared voting and investment power; 19,542.821 shares owned by the Thornburg Children's Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power; 190,096.936 shares owned by the Lloyd Thornburg Irrevocable Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power; 14,944.787 shares owned by the Goldstone Children's Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power; and 84,512.837 shares owned by the Thornburg Descendants Trust, as to which Ms. Fischer and Mr. McMahon are trustees and hold shared voting and investment power. Ms. Fischer and Mr. McMahon disclaim any beneficial interest in the described trust accounts.

(11) Total includes 209,963.283 shares held by the Thornburg Investment Management, Inc. Profit Sharing Plan (the "Plan"), a qualified retirement plan which holds investments for the benefit of employees of Thornburg Investment Management, Inc. The trustees of the Plan are Garrett Thornburg, Brian J. McMahon and Dawn B. Fischer, each of whom holds shared voting and investment power, and each of whom is also a participant in the Plan.

(12) Total includes: 38,762.022 shares owned by the Oppenheimer Descendants Trust, as to which Ms. Fischer and Brian J. McMahon are trustees and hold shared voting and investment power; 13,833.448 shares owned by the Thornburg Children's Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power; 125,354.646 shares owned by the Lloyd Thornburg Irrevocable Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power; 10,601.464 shares owned by the Goldstone Children's Trust, as to which Ms. Fischer is trustee and holds sole voting and investment power; and 59,927.321 shares owned by the Thornburg Descendants Trust, as to which Ms. Fischer and Mr. McMahon hold shared voting and investment power. Ms. Fischer and Mr. McMahon disclaim any beneficial interest in the described trust accounts.

(13) Total includes 66,243.236 shares held by the Thornburg Investment Management, Inc. Profit Sharing Plan (the "Plan"), a qualified retirement plan which holds investments for the benefit of employees of Thornburg Investment Management, Inc. The trustees of the Plan are Garrett Thornburg, Brian J. McMahon and Dawn B. Fischer, each of whom holds shared voting and investment power, and each of whom is also a participant in the Plan.